Exhibit 99.2

TN-201 MyPEAK-1 Phase 1b Study Initial Cohort 1 Data December 17, 2024

Today’s speakers Milind Desai, M.D., Director at the Cleveland Clinical Faraz Ali, MBA HCM Center; Vice Chair of Heart Chief Executive Officer Vascular Thoracic Institute and MyPEAK-1 investigator Michelle Corral Whit Tingley, M.D., PhD Vice President, Corporate Chief Medical Officer Communications and Investor Relations 2

Forward-looking statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. All statements other than statements of historical facts contained in this presentation, including statements regarding the planned timing to report additional data from MyPEAK-1; the ongoing enrollment of patients in Cohort 2 of MyPEAK-1; the clinical, therapeutic and commercial potential of, and expectations regarding TN-201; the value of additional MyPEAK-1 data to inform the potential of TN-201; the inferences regarding MyBP-C protein and mRNA expression; and statements regarding the continued development TN-201 and TN-201 clinical outcomes, which may materially change as patient enrollment continues or more patient data become available, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipated” “purpose,” “focus,” “believe,” “expected,” “look forward,” “plan,” “potential,” “may,” “future,” “will,” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions described in our filings with the SEC, including, but not limited to the section titled “Risk Factors” in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024, and other documents we have, or will file with the SEC. These filings, filed, are available on the SEC website at www.sec.gov. Such risks include, among other things: the availability of MyPEAK-1 data at the referenced times; the timing and progress of MyPEAK-1; the potential failure of TN-201 to demonstrate safety and/or efficacy in clinical testing; the potential for any MyPEAK-1 clinical trial results to differ from preclinical, interim, preliminary or expected results; our ability to enroll and maintain patients in clinical trials, including MyPEAK-1; risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics and operating as an early stage company; our continuing compliance with applicable legal and regulatory requirements; our estimates of the number of patients who suffer from the diseases we are targeting and the number of patients that may enroll in our clinical trials; our ability to raise any additional funding it will need to continue to pursue its product development plans; our reliance on third parties; our manufacturing, commercialization and marketing capabilities and strategy; the loss of key scientific or management personnel; competition in the industry in which we operate; our ability to obtain and maintain intellectual property protection for its product candidates; general economic and market conditions; and other risks . These risks are not exhaustive. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame or at all. The forward-looking statements made in this presentation relate only to events as of the date on which such statements are made. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation contains trademarks, service marks, trade names and copyrights of Tenaya Therapeutics, Inc. and other companies which are the property of their respective owners. This is showing as marked but we retained this from the original draft since the deck has patient population numbers. This is not included in the PR or 8-K. 3

Introductory comments Faraz Ali, Chief Executive Officer

Initial MyPEAK-1 Cohort 1 data derisks safety; reaffirms AAV9 as capsid of choice

1 Safety: TN-201 well tolerated; safety profile is consistent with other gene therapies

- No cardiotoxicities
- Liver enzyme elevations manageable and reversible
- DSMB endorsed dose escalation

2 Biopsy: TN-201 reaches heart cells and achieves expression

- Robust cardiac transduction that exceeds expectations
- Durable and increasing mRNA expression over time
- Protein levels modestly higher from 8 to 52 weeks

3 Clinical Endpoints: Encouraging, but early

- Stability—and improvement—seen in certain parameters; further follow-up needed

TENAYA · GENE THERAPY · MyPEAK™-1

AAV9 = adeno-associated virus serotype 9 | DSMB = data safety and Monitoring Board | mRNA = messenger ribonucleic acid |

TENAYA THERAPEUTICS 5

GABE | AGE 10
Living with *MYBPC3*+ HCM

MYBPC3-associated HCM is estimated to affect 120,000 people in the U.S. alone(1)

A severe and progressive autosomal dominant condition affecting adults, teens, children and infants

~57% of identified genetic variants underlying familial HCM are *MYBPC3* mutations[1]

>30% of genetic variants underlying childhood-onset HCM are *MYBPC3* mutations[2]


HCM HEART
Thickened left ventricle

- Significant functional impairment
- Social and psychological impacts
- Symptoms include shortness of breath, fainting, chest pain, fatigue, palpitations, arrhythmias
- Elevated risk of sudden cardiac death and heart failure

HCM = Hypertrophic cardiomyopathy | MYBPC3 = myosin binding protein C3

TENAYA THERAPEUTICS

1. Ho, et al, *Circulation* 2018
2. Marston, et al, *Eur Heart Jrnl* 2021

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TN-201 is the first gene therapy being developed for *MYBPC3*-associated HCM

Underlying Problem

- Mutations of the *MYBPC3* gene lead to lower levels of myosin-binding protein C (MyBP-C)
- MyBP-C is an essential structural protein in the sarcomere required to regulate the binding of myosin to actin and modulate contraction
- Lower MyBP-C protein results in increased cardiac contractility (hypertrophy), thickening of left ventricle and impaired diastolic relaxation



Thin Filament
Myosin Head
MyBP-C
Thick Filament

Tenaya Approach

- Target the underlying genetic cause of disease
- Deliver a working *MYBPC3* gene utilizing AAV9 capsid
- Produce functional protein to increase MyBP-C levels to restore regulation of contraction and relaxation
- Potential to halt disease progression, reverse symptoms and improve patient quality of life



AAV vector
AAV9 optimally transduces cardiomyocytes
Expression cassette
Contains key components to regulate MYBPC3 expression
Transgene
Full length working MYBPC3 gene
Promoter
Transgene
Proprietary promoter
Initiates cardiac-selective transcription of MYBPC3

TENAYA THERAPEUTICS

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MyPEAK-1 Phase 1b/2 clinical trial

Open-label, multi-center dose escalation and expansion trial

Study objectives

- Safety, tolerability
- Dose-finding
- Pharmacodynamics

Design

- Open-label, multi-center, dose-escalation and dose-expansion
- 52-week trial period with four-year safety and efficacy follow-up
- Cardiac biopsies at baseline, post-dose and ~52 weeks (effective with Cohort 1, patient 3)


DSMB endorsed dose escalation and broadening of eligibility criteria based on acceptable safety profile at 3E13 vg/kg
Screening
Cohort 1
N=3
(3E13 vg/kg)
Patients dosed sequentially
DSMB review 1
Screening
Cohort 2
N=3
(6E13 vg/kg)
Patients dosed sequentially
DSMB review 2
Optional dose expansion
Optional dose expansion
N ≤24 Patients may be dosed in parallel

Vg/kg: vector genomes per kilogram

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MyPEAK-1 Phase 1b/2 clinical trial endpoints

Seeking directional consistency across multiple parameters over time

Study Endpoints | **Over Time Post-Gene Therapy**

2024 Guidance:

- **Safety and tolerability**
- **Pharmacokinetics (PK)**
  Cardiac biopsy (Transgene, mRNA & protein)
- **Pharmacodynamics (PD)**
  Plasma biomarkers (e.g., NT-proBNP, troponin)

- **Structural/hemodynamic changes**
  Echo parameters
- **Functional changes**
  Exercise capacity (e.g., 6MWT, CPET)
- **Symptom improvement**
  Patient reported outcomes (e.g., KCCQ, NYHA class)

Today's dataset from Cohort 1 includes assessments for
Patient 1 at 52 weeks | Patient 2 at 40 weeks | Patient 3 at 12 weeks

NT-proBNP = N-terminal pro–B-type natriuretic peptide | CPET = Cardiopulmonary exercise testing |
6MWT = 6-minute walk test | KCCQ = Kansas City Cardiomyopathy Questionnaire | NYHA = New York Heart Association

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Baseline characteristics and emerging safety profile Dr. Milind Desai Haslam Family Endowed Chair in Cardiovascular Medicine, Vice Chair, Heart Vascular Thoracic Institute, and Director of the Hypertrophic Cardiomyopathy Center at the Cleveland Clinic MyPEAK-1 investigator

MyPEAK-1 patients younger and more severe across multiple parameters compared to average HCM patient Very Typical Abnormal abnormal for HCM for HCM for HCM Average HCM Patient Patient 1 Patient 2 Patient 3 Length of Follow-Up—12 months 9 months 3 months Gender Male (63%)1 Female Female Male Current Age (years) 501 27 43 47 21% with ICD1 ICD Implantation (years) 2 27 37 36 Average age 38 18% with myectomy3 Myectomy Age (years) 4 24 30 39 Average age 54 NT proBNP (pg/ml) 5635 1836 732 1229 Cardiac Troponin I (ng/L) 276 46 34 53 LVMI (g/m2) Female: 89 | Male: 1047 174 105 177 NYHA Class 50% ≥ Class II8 II III II 1Ho, et al; Circulation 2018 4Cui, et al; JACC 2019 7Olivotto, et al; JACC 2008 ICD = implantable cardio defibrillator | 2Rowin, et al; Circ Arrhytm EP 2020 5Neubauer, et al; JACC 2019 8Maron, et al; JACC Heart Fail 2018 LVMI = left ventricular mass index 11 3Maurizi, et al; Circulation 2024 6Okamoto, et al; Int Heart J 2013

TN-201 was generally well tolerated

Reported AEs are consistent with other AAV gene therapies and known effects of immunosuppression

TN-201 related-events

Reversible elevated liver enzymes occurred in all patients, normalized in response to steroid treatment

Patient 1	**Grade 3 AE at Week 15** Mitigated for subsequent patients by increased monitoring throughout IS tapering
Patient 2	**Grade 1 AE at Week 1**
Patient 3	**Grade 1 SAE at Week 2** Mild elevations classified as SAE because steroids administered in hospital
Patients 1 & 2 completed IS regimen; Patent 3 tapering	

Summary of TN-201 safety findings

- ✓ No thrombotic microangiopathy (TMA) or thrombocytopenia
- ✓ No signs of cardiotoxicities
  - No signs of myocarditis
  - No arrythmia-related adverse events
  - Stable ejection fraction
- ✓ No participants discontinued study

On study events deemed unrelated to TN-201

- ✓ Majority of treatment-emergent adverse events (TEAEs) were mild, transient or reversible
  - 2 SAEs unrelated to TN-201 occurred

DSMB cleared dose escalation to 6E13 vg/kg | All patients remain on study

TENAYA THERAPEUTICS

AE = adverse event | SAE = serious adverse event | IS = immunosuppression

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Biopsy Findings Dr. Whit Tingley, Chief Medical Officer

TN-201 mechanism of action occurs in 3 stages within cardiomyocytes TN-201 Mechanism of Action TN-201 1 2 3 DELIVERY: EXPRESSION: EXPRESSION: Upon Infusion Transduction (DNA) Transcription (RNA) Translation (Protein) TN-201 enters cardiomyocytes. TN-201’s healthy copy of TN-201 mRNA is then Healthy copy of MYBPC3 gene MYBPC3 gene is transcribed converted to MyBP-C protein forms stable episome in cell by cell’s machinery to produce and taken up into the messenger RNA sarcomere, filling empty slots Biopsy samples 14

Cardiac biopsies are collected to quantify these leading indicators of TN-201 efficacy

Measurement assays	Anticipated result over time
TN-201 DNA is measured by ddPCR Quantifies the number of TN-201 vector copies in heart tissue	 • Total VCN initially decreases as TN-201 DNA is cleared from non-CM cells • TN-201 DNA **delivered to CMs remains stable over time**
TN-201 mRNA is measured by RT-qPCR Quantifies expression of TN-201 mRNA specifically (distinct from endogenous)	 • TN-201 **mRNA increases** as TN-201 DNA stabilizes and is transcribed in cardiomyocytes
MyBp-C protein is measured by LCMS Quantifies abundance of total MyBP-C (normalized to myosin). LCMS cannot distinguish MyBP-C protein derived from TN-201 vs. patient's own gene.	 • Protein levels **increase from the patient's baseline** as TN-201 mRNA is translated into new MyBP-C that is incorporated into the sarcomere

ddPCR = digital droplet polymerase chain reaction | RT-qPCR = reverse transcriptase, quantitative polymerase chain reaction
LCMS = liquid chromatography – mass spectrometry| VCN = vector copy number | CMs = cardiomyocytes

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Overview of initial biopsy findings TN-201 has been delivered to the heart with evidence of expression in Patients 1 & 2 1 2 3 DELIVERY EXPRESSION RESTORATION Is TN-201 DNA getting Is TN-201 DNA getting Is TN-201 RNA Objective of Biopsy into the heart? expressed in the heart? translating into protein? ïƒ½ Baseline biopsy Patient 1ïƒ¾ Week 8 biopsy ✓ ✓ ✓ïƒ¾ Week 52 biopsy ïƒ½ Baseline biopsy To be confirmed Patient 2ïƒ¾ Week 8 biopsy ✓ ✓ ï,¨ Week 52 biopsy with Week 52 biopsy ïƒ¾ Baseline biopsy Patient 3ï,¨ Week 26 biopsy Baseline and Week 26 biopsy to be analyzed together ï,¨ Week 52 biopsy 16

TN-201 demonstrates robust and durable levels of cardiac transduction at 3E13 vg/kg dose Vector copy number (VCN) exceeds preclinical expectations TN-201 Cardiac Transduction Cohort 1 results to date 2.5 • Consistently high VCN >2.0 vg/dg at Patient 1 efficacy Patient 2 Week 8 for P1 and P2 2.0 • Expected drop of VCN to 0.8 vg/dg at Number clinical Week 52 for P1 1.5 pre Preclinical comparison for Copy 1.0 • TN-201 VCN results in humans exceeds threshold range in preclinical studies in homozygous Vector knock-out mouse model 0.5 VCN 0.0 Week 8 Week 52 17

TN-201 cardiac transduction compares favorably with clinical data from other cardiac gene therapies TN-201 VCN and published results from peer cardiac GTx program1* 6.0 Patient 1 (3E13 vg/kg) • Higher VCN achieved at a 4.8 Patient 2 (3E13 vg/kg) 5.0 higher dose AAV9 Peer (6.7E13 vg/kg) 4.0 AAV9 Peer (1.1E14 vg/kg) • VCN declines over 1st year, Number without loss of expression Copy 3.0 2.7 • VCN remains stable at least 3 years post-dose 2.0 2.1 2.1 TN-201 performs similarly to Vector 1.1 1.0 0.6 peer low dose at >2x lower 0.8 dose. Expect similar dose 0.6 0.6 response and durability with 0.0 2 Months 12 Months 36 Months TN-201 Time Post-Dose 1Greenberg, NEJM 2024 GTx = gene therapy Comparison with peer programs is not intended to indicate *Peer values represented as means for given timepoint 18 likelihood of TN-201 clinical benefit

TN-201 RNA expression in cardiomyocytes confirmed TN-201 RNA expression increases over time; performs similarly to other sponsors’ data TN-201 RNA Expression Cohort 1 results to date • RT-qPCR assay is TN-201 specific • P1 and P2 clearly show expression at Week 8 • P1 expression increased +75% from Week 8 â†’ to Week 52 Contextual comparisons • mRNA expression at 3E13 vg/kg dose was lower in humans than achieved in preclinical models (Expected based on species-to-species variability) • Magnitude of expression similar to peers’ clinical data1,2 1Greenberg, NEJM 2024; median number of mRNA transcripts per Î¼g RNA Comparison with peer programs is not intended to indicate from 6.7E13 vg/kg and 1.1E14 vg/kg patients at latest timepoint 19 2Thomas, WORLD Symposium February 2024; n=1 patient at Week 26 likelihood of TN-201 clinical benefit

MyBP-C protein levels vary between healthy and *MYBPC3*+HCM populations <u>and</u> between individuals

Range of MyBP-C protein levels in *MYBPC3*-associated HCM and healthy controls[1]



% of Normal MyBP-C Protein
100%
80%
60%
40%
20%
0%
Max = 79%
Mean = 60%
Min = 47%
Max = 109%
Mean = 100%
Min = 78%
(n=18)
(n=21)
MYBPC3+ HCM Adults
Healthy Controls

MyBP-C protein in *MYBPC3*-associated HCM

- *MYBPC3*-associated HCM patients exhibit ~40% lower MyBP-C protein levels on average vs. healthy controls
- No apparent correlation between MyBP-C protein level and markers of disease severity; suggests differing sensitivity to protein levels on an individual basis

Treatment goal with cardiac gene therapy: Increase each individual's protein levels from their own baseline.

Modest restoration has achieved measurable benefit in other cardiac gene therapy clinical trials.

TENAYA THERAPEUTICS

[1]O'Leary, et al; *J Mol Cell Cardiol* 2019 (updated)

Comparison with other GTx programs is not intended to indicate likelihood of TN-201 clinical benefit

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Increase in MyBP-C protein levels observed in Patient 1 Changes in both mRNA and protein levels suggest TN-201 is being transcribed and expressed MyBP-C Protein Levels in Patients 1 & 2 and MYBPC3+ HCM and Healthy Controls Protein levels over time 80% • 3% increase may not 79% 78% represent total change in protein levels due to lack of Protein 70% C baseline—62% • Baseline biopsies (plus 59% MyBP 60% 56% post- dose and Week 52) 60% +3% are now in protocol starting with Patient 3 Normal 50% • Patients’ clinical state of 47% anticipated to be sensitive % to changes in protein over 40% time MYBPC3+ HCM Patient 1 Patient 1 Patient 2 * Healthy Controls Adults (Week 8) (Week 52) (Week 8) * Patient 2 52-week biopsy not yet taken 21

Biomarkers and clinical impressions Dr. Milind Desai, Director at the Cleveland Clinical HCM Center and MyPEAK-1 investigator

Circulating biomarker levels overall stable at this early time point NT-proBNP Levels Cardiac Troponin I Levels 3000 100 52 40 5240 Baseline Week Baseline Week Baseline TBD L) 80 Baseline Week Baseline Week Baseline TBD 2000 (pg/mL) (ng/m 60 cTnI 40 1000 proBNP 20 ULN—ULN NT 0 0 Patient Patient Patient Patient Patient Patient 1 2 3 1 2 3 Baseline to Last Visit Post-IS Baseline to Last Visit Post-IS • MyPEAK-1 baseline NT-proBNP levels are higher • MyPEAK-1 baseline troponin I much higher than than levels in other nonobstructive HCM trials1,2 those in other nonobstructive HCM trials1,2 • Immunosuppression known to influence NT- • Patient 1 remains elevated, however Patient 2 has proBNP levels; upon completion of IS regimen, normalized since TN-201 treatment levels return to baseline 1. Ho, et al; JACC 2020 ULN = upper limit of normal (values per MyPEAK-1 central laboratory) 2. Masri, et al; JCF 2024 23

Encouraging early clinical signals More follow-up, more patients, and data from higher-dose cohort needed Clinical Snapshot Patient 1 Patient 2 Domain at Week 52 at Week 40 • Initial improvement and/or NT-proBNP stabilization observed across Biomarker several domains Troponin I • Seeking directional Hypertrophy improvement in multiple Imaging parameters over time Diastolic Function • Overall clinical picture will Functional Capacity Unavailable/not yet interpretable become clearer with time, more follow-up, and more patients NYHA Symptoms KCCQ * * Confounded or unavailable at last timepoint Improved Stable Declined/Mixed due to AEs unrelated to study drug 24

Closing remarks and Q&A Faraz Ali, Chief Executive Officer

Summary

- **Safety: TN-201's emerging safety profile is consistent with other AAV gene therapies and known effects of immunosuppressives**
  - Immunosuppressive regimen has been successful in preventing and managing immunologic reactions to TN-201
  - No cardiac AEs, including myocarditis or arrhythmia
  - Ejection fraction remained within the normal range
  - DSMB endorsed dose escalation; 6E13 vg/kg dose cohort now enrolling
- **Biopsy: Evidence of robust cardiac transduction and TN-201 RNA expression and protein level increase**
  - Vector copy numbers of TN-201 DNA are within range associated with significant efficacy in preclinical studies; compare favorably to published rates of other sponsors
  - TN-201 mRNA quantities increasing over time; expression levels at similar ranges as peers
  - Protein levels increase from Week 8 to Week 52 for Patient 1, consistent with mRNA changes
  - Relationship between dose, VCN, RNA and protein expression and clinical endpoints are not yet known for TN-201
- **Clinical parameters: Encouraging modest early signals in key parameters**
  - Circulating biomarkers stable overall
  - Improvements and/or stability observed in key measures of disease
  - More time and data points needed

TENAYA
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Study status and next steps • Cohort 1 readout anticipated in 1H 2025 o Continued focus on safety o Biopsy data - Patient 2 at one year and Patient 3 at baseline and post dose • Cohort 2 enrollment ongoing o Initial readout anticipated in 2025 27

Thank you